                                  Exhibit 10.2
Amendment 10 July 96



July 10, 1996

     Re:   Development   and  License   Agreement   between   Pharmacia   S.p.A.
     ("Pharmacia") and PDT, Inc. ("PDTI") dated July 1st, 1995, amended July 25, 1995, September 11, 1995, and March 20, 1996 ("License Agreement")

Pharmacia and PDTI have entered into the License Agreement with respect to the fields of Oncology, Urology and Dermatology, and now wish to amend the License Agreement with respect to the field of Ophthalmology.

Pharmacia and PDTI agree to amend the License Agreement according to the following terms and conditions:

Section 1.06.01 shall be inserted:

          "1.06.01   Ophthalmology   Effective  Date.  The  term  "Ophthalmology
          Effective Date" as used herein shall mean ___ of _________ , 1996."

Section 1.08 shall be deleted and replaced by:

          "1.08 Fields. The term "Fields" as used herein shall mean the fields of Oncology, Urology, Dermatology and Ophthalmology, unless otherwise indicated."

Section 1.24 shall be inserted as follows:

           "1.24 Other Indications. The term "Other Indications" as used herein shall mean the indications in the Fields as set forth in Schedule
           1.24. The parties will agree on additional Other Indications through the Operating Committee, based on criteria including, but not limited to, *****, ***** and ***** ."

The numbering on the remainder of Article I shall be amended accordingly.

Section 1.35 shall be deleted and replaced by:

          "1.35  Schedules.  The Schedules  which are attached to this Agreement
          and  which  are  herein   incorporated,   are  as  follows:   Schedule
          Description
                     1.17                 Major Indications
                     1.18                 Minor Indications
                     1.24                 Other Indications
                     3.04                 Key Countries
The following shall be added at the end of Section 3.01:

           "Pharmacia intends to sublicense its rights in the Field of Ophthalmology to its affiliate, Pharmacia & Upjohn AB. In respect to such Field, the parties intend for such affiliate to make all royalty and other payments, exercise all rights and perform all obligations directly to PDT."

Section 3.04.01 shall be inserted as follows:

           "3.04.01 Ophthalmology Milestones. Notwithstanding anything herein to the contrary, for Ophthalmology Major and Minor Indications Pharmacia shall pay PDTI only the following sums upon achievement of the stated milestones:

     (i) if, after conducting ***** for any Ophthalmology Major and Minor Indication, the Ophthalmology Operating Committee decides to proceed with ***** for such indication, Pharmacia shall pay PDTI: ***** for each Major Indication; and ***** for each Minor Indication; or in the event ***** are not required for any indication and the Operating Committee decides to proceed with *****, Pharmacia shall not owe PDTI a ***** milestone payment for each such indication; and

     (ii) for each Major and Minor Indication, at the ***** in one or more of the Key Countries as specified by Schedule 3.04, Pharmacia shall pay PDTI ***** for each Major Indication so approved, and ***** for each Minor Indication so approved.

     (iii) Pharmacia shall not owe PDTI any milestone payments for Other Indications in Ophthalmology."


*****Confidential Treatment Requested

Section 3.05.01 shall be inserted as follows:

           "3.05.01 Ophthalmology Royalties. Notwithstanding anything herein to the contrary, for Ophthalmology, Pharmacia or Pharmacia & Upjohn AB shall, for the term of the license specified by Section 3.02, pay PDT royalties on Net Sales of Product to third parties at the rate of ***** on total Net Sales of Product of *****, per calendar year and a royalty of ***** on the part of total Net Sales of Product ***** per calendar year, *****.

Section 3.12 shall be inserted as follows:

           "3.12 Reimbursement. Within fifteen (15) business days following the Ophthalmology Effective Date, Pharmacia shall pay to PDTI the sum of Five Hundred Thousand US Dollars ($500,000), as reimbursement for prior expenses incurred by PDTI in the development of SnET2 for Ophthalmology."

Section 4.01.01 shall be inserted as follows:

           "4.01.01 Ophthalmology Strategic Plan. Notwithstanding anything herein to the contrary, for Ophthalmology, the Strategic Plan shall be governed by the following provision: Unless otherwise agreed to by the parties, within one hundred twenty (120) days following the Ophthalmology Effective Date, the parties shall mutually develop a written plan, the format and content as set forth in Section 4.01, with respect to Ophthalmology. This plan shall be called the "Ophthalmology Strategic Plan". References to the Strategic Plan in the remainder of the Agreement shall also apply to the Ophthalmology Strategic Plan, unless otherwise indicated."

Section 4.02.01 shall be inserted as follows:

          "4.02.01 Ophthalmology Steering Committee. Notwithstanding anything herein to the contrary, for Ophthalmology, there shall be no Steering Committee. References to the Steering Committee in the remainder of the Agreement shall apply to the Ophthalmology Operating Committee as defined in Section 4.03.01, unless otherwise indicated."

Section 4.03.01 shall be inserted as follows:

           "4.03.01 Ophthalmology Operating Committee. Notwithstanding anything herein to the contrary, for Ophthalmology, the Operating Committee shall be governed by the following provision: Unless otherwise agreed to by the parties, within thirty (30) days following the Ophthalmology Effective Date, the parties shall appoint an
           "Ophthalmology Operating Committee", having the membership and purpose as set forth in Section 4.03, with respect to the Ophthalmology Strategic Plan. References to the Operating Committee in the remainder of the Agreement shall also apply to the Ophthalmology Operating Committee, unless otherwise indicated."

Section 4.09.01 shall be inserted as follows:

          "4.09.01 SnET2 for Ophthalmology. Notwithstanding anything herein to the contrary, for Ophthalmology, unless otherwise determined by the Ophthalmology Operating Committee, PDTI shall be responsible for conducting all necessary Preclinical Tests and Phase I and Phase II Clinical Tests for SnET2 to be used in any Ophthalmology indications within the Fields. The Out-of-Pocket Expenses associated with Preclinical Tests, Phase I and Phase II Clinical Tests being conducted by PDT on the Ophthalmology Effective Date, or conducted by PDT thereafter, shall be refunded by Pharmacia, provided that these studies have been conducted in agreement with the Ophthalmology Operating Committee. Pharmacia shall be responsible for conducting and shall bear all costs associated with Phase III Clinical Tests of SnET2 to be used in all Ophthalmology indications, as well as for all post-NDA approval studies which may be necessary; provided, however, that the Ophthalmology Operating Committee has the right to determine, in its reasonable judgment, whether to proceed to Phase III Clinical Tests as to any Ophthalmology indication. PDTI shall supply to Pharmacia SnET2 and Light Devices to enable Pharmacia to carry out
          Phase III Clinical Tests required to support an NDA for SnET2. The actual costs of SnET2 and Light Devices for all Clinical Test phases shall be shared equally by the parties hereto."

Article XVI "Ophthalmology Negotiation" shall be deleted.


*****Confidential Treatment Requested

Schedule 1.17 shall be deleted and replaced by:

           "SCHEDULE 1.17  Major Indications.
           *****

 Schedule 1.18 shall be deleted and replaced by:

           "SCHEDULE 1.18  Minor Indications.
           *****

Schedule 1.24 shall be inserted as follows:

           "SCHEDULE 1.24  Other Indications.
           *****


The parties shall revise the SnET2 Device Supply and Product Supply Agreements, dated July 1st, 1995, to reflect the field of Ophthalmology as appropriate.


           IN WITNESS WHEREOF, the parties hereto have caused this Development and License Agreement to be executed in duplicate by their respective officers duly authorized as of the date first above written.


PDT, INC.
By

Name:

Title:


PHARMACIA S.p.A.

By

Name:

Title:


PHARMACIA & UPJOHN AB

By:

Name:

Title:
















*****Confidential Treatment Requested